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                     ASSIGNMENT OF MANAGEMENT AGREEMENT AND
                        SUBORDINATION OF MANAGEMENT FEES


        THIS ASSIGNMENT OF MANAGEMENT AGREEMENT AND SUBORDINATION OF MANAGEMENT FEES ("Assignment") is made as of the first day of January, 1999, by EL CONQUISTADOR PARTNERSHIP L.P., a Delaware limited partnership, having an address at 1000 El Conquistador Avenue, Las Croabas, Fajardo, Puerto Rico 00738 ("Borrower"), to CITICORP REAL ESTATE, INC., a Delaware corporation, having an address at 599 Lexington Avenue, New York, NY 10043 ("Lender"), and is acknowledged and consented to by WILLIAMS HOSPITALITY GROUP INC. (formerly known as Posadas of America Central, Inc.), a Delaware corporation, having its principal place of business at 6063 East Isla Verde Avenue, Carolina, Puerto Rico 00979 ("Agent").

                                    RECITALS:

     A. Lender is the owner and holder of certain reimbursement obligations in the principal amount of $90,000,000 (collectively, the "Reimbursement Obligations") which are outstanding pursuant to a Letter of Credit and Reimbursement Agreement, dated as of February 7, 1991, by and between The Bank of Tokyo-Mitsubishi, Ltd. (f/k/a The Mitsubishi Bank, Limited) ("Mitsubishi") and the Borrower (as heretofore amended and as amended on the date hereof by the Modification Agreement (as hereinafter defined), the "Reimbursement Agreement").

     B. The Reimbursement Obligations are secured, in part, by certain Collateral Pledge Agreements more particularly described in the Reimbursement Agreement (collectively, the "Security Instruments") and by certain other notes, deeds of mortgage, assignments, guaranties and other documents and instruments executed in connection with the Reimbursement Agreement (including the Modification Agreement) or otherwise with respect to the Reimbursement Obligations (collectively, the "Other Security Documents").

     C. At the request of Borrower and pursuant to the terms of that certain Assignment and Modification Agreement, dated as of August 3, 1998, by and among the Lender, the Borrower, Mitsubishi and certain other parties (the "Modification Agreement"), the term for payment of the Reimbursement Obligations is being extended and certain terms and provisions of the Reimbursement Agreement, the Security Instruments and the Other Security Documents, among other things, are being amended and modified at the request of the Borrower (the Reimbursement Agreement, the Security Instruments, the Other Security Documents and each of the other documents evidencing, securing or otherwise relating to the Reimbursement Obligations or any of the foregoing documents are hereinafter sometimes collectively referred to as the "Loan Documents").

     D. Pursuant to a certain Amended and Restated Management Agreement dated January 1, 1999 between Borrower and Agent (the "Management Agreement")(a true and correct copy of which Management Agreement is attached hereto as Exhibit A), Borrower employed Agent exclusively to operate and manage the Hotel (as defined in the Reimbursement Agreement) and Agent is entitled to certain management fees (the "Management Fees")






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thereunder, including without limitation, the Hotel Marketing Contribution and the Condominium Marketing Contribution (both as defined in the Management Agreement).

     E. Lender requires as a condition to its entering into the Modification Agreement and modifying the Reimbursement Obligations that Borrower assign all of rights in and to the Management Agreement as additional security for all of Borrower's obligations under the Reimbursement Agreement, the Security Instruments and the other Loan Documents.

                                   AGREEMENT:

     For good and valuable consideration the parties hereto agree as follows:

     1. Assignment of Management Agreement.

          (a) Assignment by Borrower. As additional collateral security for the Loan, Borrower hereby unconditionally transfers, sets over and assigns to Lender all of Borrower's right, title and interest in and to the Management Agreement, said transfer and assignment to automatically become a present, unconditional assignment, at Lender's option, upon the occurrence of an Event of Default (as hereinafter defined).

          (b) Assignment by Agent. As further additional collateral security for the Loan, Agent hereby unconditionally transfers, sets over and assigns to Lender all of Agent's right, title and interest in and to all permits, license agreements, operating contracts, licenses (including liquor, gaming and other licenses), franchise agreements and all management, service, supply and maintenance contracts and agreements, and any other agreements, permits or contracts of any nature whatsoever now or hereafter obtained or entered into by Agent on behalf of Borrower with respect to the operation, maintenance and administration of the Hotel (as defined in the Reimbursement Agreement) (collectively, the "Agent Contracts").

     2. Subordination of Management Fees. The Management Fees and all rights and privileges of Agent to the Management Fees are hereby and shall at all times continue to be subject and unconditionally subordinate in all respects in lien and payment to the lien and payment of the Loan Documents and to any renewals, extensions, modifications, assignments, replacements, or consolidations thereof and the rights, privileges, and powers of Lender thereunder.

     3. Termination. At such time as the Loan is paid in full and the Security Instrument is released or assigned of record, this Assignment and all of Lender's right, title and interest hereunder with respect to the Management Agreement shall terminate. Lender, at Borrower's expense, shall execute and deliver such instruments as Agent may reasonably request to evidence such termination.

     4. Estoppel. Agent represents and warrants that (a)the Management Agreement is in full force and effect and has not been modified, amended or assigned with respect to the Hotel,(b) except with respect to the payment of certain deferred Management Fees reflected in Borrower's financial statements, to the best of Agent's knowledge, neither Agent nor Borrower is in default under any of the terms, covenants or provisions of the Management Agreement with respect to the Hotel and Agent knows of no event which, but for the passage of time or the giving


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of notice or both, would constitute an event of default under the
Management Agreement with respect to the Hotel, (c)neither Agent nor to Agent's knowledge, Borrower, has commenced any action or given or received any notice for the purpose of terminating the Management Agreement with respect to the Hotel and the (d)Management Fees and all other sums due and payable to the Agent under the Management Agreement have been paid in full with respect to the Hotel.

     5. Covenants.

          (a) Borrower's Covenants. Borrower hereby covenants with Lender that during the term of this Assignment: (i) Borrower shall not transfer the responsibility for the management of the Hotel from Agent to any other person or entity without prior written notification to Lender and the prior written consent of Lender, which consent may be withheld by Lender in Lender's sole discretion except that Lender shall not unreasonably withhold its consent to the transfer of the responsibility for management of the Hotel to an entity wholly owned by Wyndham International or Wyndham International Operating Partnership L.P. pursuant to a management agreement acceptable to Lender in its reasonable discretion and provided that Borrower and transferee shall execute and deliver to Lender any agreement in substantially the same form as this Assignment on or prior to such transfer and (ii) Borrower shall not terminate or amend any of the terms or provisions of the Management Agreement without the prior written consent of Lender, which consent may be withheld by Lender in Lender's sole discretion; and (iii) Borrower shall, in the manner provided for in this Assignment, give notice to Lender of any notice or information that Borrower receives which indicates that Agent is terminating the Management Agreement or that Agent is otherwise discontinuing its management of the Hotel.

          (b) Agent's Covenants. Agent hereby covenants with Lender that during the term of this Assignment, Agent shall not assign, pledge, sell or transfer the Agent Contracts to any party except to Borrower, which transfer to Borrower shall be subject to the assignment to Lender made by Agent herein. Further, Agent agrees as long as the Management Agreement remains in effect to comply with the terms, covenants and provisions of all Agent Contracts and to keep all Agent Contracts in full force and effect to the extent necessary or desirable to the operation and management of the Hotel.

     6. Agreement by Borrower and Agent. Borrower and Agent hereby agree that in the event of a default by Borrower (beyond any applicable grace period) under the Reimbursement Agreement, the Modification Agreement or any of the other Loan Documents ("Event of Default") during the term of this Assignment, at the option of Lender exercised by written notice to Borrower and Agent: Agent shall not collect or be entitled to any Management Fees or other fee or commission due under the Management Agreement following termination thereof; and Lender may exercise its rights under this Assignment and may immediately terminate the Management Agreement by written notice to the Agent that such Event of Default has occurred and that Lender elects to exercise its option under this Section 7 by reason thereof, and require Agent to transfer its responsibility for the management of the Hotel to Lender or to a management company selected by Lender in Lender's sole and absolute discretion.

     7. Lender's Right to Replace Agent. In addition to the foregoing, in the event that (a) Agent becomes insolvent, or (b) an Event of Default occurs, Lender may exercise its rights



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under this Assignment and direct Borrower to terminate the Management Agreement and to replace Agent with a management company acceptable to Lender in Lender's sole and absolute discretion.

     8. Receipt of Management Fees. Borrower and Agent hereby agree that Agent shall not be entitled to receive any Management Fees or other fee, commission or other amount payable to Agent under the Management Agreement for and during any period of time that any Event of Default has occurred and is continuing; provided, however, that Agent shall not be obligated to return or refund to Lender any Management Fees or other fee, commission or other amount already received by Agent prior to the occurrence of the Event of Default, and to which Agent was entitled under this Assignment.

     9. Consent and Agreement by Agent. Agent hereby acknowledges and consents to this Assignment and agrees that Agent will act in conformity with the provisions of this Assignment and Lender's rights hereunder or otherwise related to the Management Agreement. In the event that the responsibility for the management of the Hotel is transferred from Agent in accordance with the provisions hereof (whether to a new management company retained by Borrower or after an Event of Default, to Lender or a new management company retained by Lender), Agent shall, and hereby agrees to, fully cooperate in transferring its responsibility and the Agent Contracts to Lender or a new management company, as applicable, and effectuate such transfer no later than thirty (30) days from the date the Management Agreement is terminated. Further, Agent hereby agrees (a) not to contest or impede the exercise by Lender of any right it has under or in connection with this Assignment; and (b) that it shall, in the manner provided for in this Assignment, give at least thirty (30) days prior written notice to Lender of its intention to terminate the Management Agreement or otherwise discontinue its management of the Hotel.

     10. Gaming Licenses. (a) Borrower and Agent hereby acknowledge and confirm that the Agent holds in its name, as agent for, on behalf of and for the benefit of the Borrower, the casino license attached as Exhibit B hereto (as the same may hereafter be renewed, extended, substituted, replaced, supplemented, amended or modified, the "Gaming License"), which Gaming License constitutes the only license maintained by Agent in connection with the operation of the casino and other gaming activities currently being operated at the Hotel (collectively, the "Gaming Operations").

          (b) As further security for the Loan, Agent hereby assigns and transfers all of its right, title, interest and benefits in, to and under each of the Gaming Licenses to Lender, and Borrower hereby agrees and consents to such assignment and transfer. The foregoing assignment shall not be effective to the extent that such assignment would constitute a default or grounds for revocation of the Gaming License but the balance of the provisions contained herein shall nevertheless remain effective. Agent and Borrower hereby agree to cooperate with and assist Lender in creating, perfecting and/or enforcing its security interest in the Gaming License and agree to execute any instruments which may be necessary or required in connection with any such creation, perfection and/or enforcement.

          (c) Neither Borrower nor Agent shall in any way hinder, impede or delay any procedure undertaken by the Lender or any agent of the Lender ("Lender's Agents"), at any time hereafter and prior to the payment and performance in full of all of the obligations of Borrower



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under the Loan Documents, to obtain approval from any applicable gaming commission or commissions for the issuance to Lender or Lender's Agent of all necessary gaming licenses to enable the Lender to continue to operate the Gaming Operations immediately upon Lender's acquiring possession of the Hotel.

          (d) Borrower and Agent hereby agree that Agent shall not transfer any of the Gaming Licenses to any other party, including to the Borrower, without the prior written consent of the Lender, which consent may be denied in Lender's sole and absolute discretion (except with respect to any transfer of all the Gaming Licenses to the Borrower, which consent shall not be unreasonably withheld).

     11. Governing Law. This Assignment shall be deemed to be a contract entered into pursuant to the laws of the Commonwealth of Puerto Rico and shall in all respects be governed, construed, applied and enforced in accordance with the laws of the Commonwealth of Puerto Rico, without regard to the principles of conflicts of laws.

     12. Notices. All notices or other written communications hereunder shall be deemed to have been properly given (i) upon delivery, if delivered in person or by facsimile transmission with receipt acknowledged by the recipient thereof,
(ii) one (1) Business Day (hereinafter defined) after having been deposited for overnight delivery with any reputable overnight courier service, or (iii) three
(3) Business Days after having been deposited in any post office or mail depository regularly maintained by the U.S. Postal Service and sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

If to Borrower:                     El Conquistador Partnership, L.P.
                                    c/o Patriot America Hospitality, Inc.
                                    590 Madison Avenue
                                    New York, NY 10022
                                    Attention:  William W. Evans, III
                                    Facsimile No.  (212) 355-7772

With a copy to:                     Shack & Siegel, P.C.
                                    530 Fifth Avenue
                                    New York, New York 10036
                                    Attention:  Pamela E. Flaherty, Esq.
                                    Facsimile No.  (212) 730-1964


If to Lender:                       Citicorp Real Estate, Inc.
                                    399 Park Avenue
                                    New York, New York 10043
                                    Attention: Jeffrey A. Warner
                                    Reference:  Condado Plaza, Puerto Rico
                                    Facsimile No.:  (212) 793-6314



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With a copy to:                     Citicorp/Citibank REILD
                                    599 Lexington Avenue
                                    20th Floor/Zone 1
                                    New York, New York 10043
                                    Attention: General Counsel
                                    Reference: Condado Plaza, Puerto Rico


With a copy to:                     Weil, Gotshal & Manges LLP
                                    701 Brickell Avenue
                                    Suite 2100
                                    Miami, Florida 33131
                                    Reference: Condado Plaza, Puerto Rico
                                    Attention:  Richard A. Morrison, Esq. (BEO)
                                    Facsimile No.:(305) 374-7159


If to Agent:                        Williams Hospitality Group Inc.
                                    6063 East Isla Verde Avenue
                                    Carolina, Puerto Rico 00979
                                    Attention:  President
                                    Facsimile No.  (787) 791-7500

                                    Wyndham International
                                    1950 Stemmons Freeway, Suite 6001
                                    Dallas, TX 75207
                                    Attention:  Carla Moreland, Esq.
                                    Facsimile No.  (214) 863-1986

With a copy to:                     Shack & Siegel, P.C.
                                    530 Fifth Avenue
                                    New York, New York 10036
                                    Attention:  Pamela E. Flaherty, Esq.
                                    Facsimile No.  (212) 730-1964

or addressed as such party may from time to time designate by written notice to the other parties. For purposes of this Section 12, the term "Business Day" shall mean a day on which commercial banks are not authorized or required by law to close in the Commonwealth of Puerto Rico.

     Any party by notice to the others may designate additional or different addresses for subsequent notices or communications.

     13. No Oral Change. This Assignment, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.



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     14. Liability. If Borrower consists of more than one person, the obligations and liabilities of each such person hereunder shall be joint and several. This Assignment shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns forever.

     15. Inapplicable Provisions. If any term, covenant or condition of this Assignment is held to be invalid, illegal or unenforceable in any respect, this Assignment shall be construed without such provision.

     16. Headings, etc. The headings and captions of various paragraphs of this Assignment are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

     17. Duplicate Originals; Counterparts. This Assignment may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original. This Assignment may be executed in several counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single Assignment. The failure of any party hereto to execute this Assignment, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.

     18. Number and Gender. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

     19. Miscellaneous. (a) Wherever pursuant to this Assignment (i) Lender exercises any right given to it to approve or disapprove, (ii) any arrangement or term is to be satisfactory to Lender, or (iii) any other decision or determination is to be made by Lender, the decision of Lender to approve or disapprove, all decisions that arrangements or terms are satisfactory or not satisfactory and all other decisions and determinations made by Lender, shall be in the sole and absolute discretion of Lender and shall be final and conclusive, except as may be otherwise expressly and specifically provided herein.

          (b) Wherever pursuant to this Assignment it is provided that Borrower pay any costs and expenses, such costs and expenses shall include, but not be limited to, reasonable legal fees and disbursements of Lender, whether retained firms, the reimbursement for the expenses of in-house staff or otherwise.

          (c) Waiver of Trial by Jury. BORROWER, AGENT AND LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS ASSIGNMENT OR ANY OTHER LOAN DOCUMENTS, OR IN RESPECT OF ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER VERBAL OR WRITTEN) OR ACTION OF ANY PARTY OR ARISING OUT OF ANY EXERCISE BY ANY PARTY OF ITS RESPECTIVE RIGHTS UNDER ANY SUCH LOAN DOCUMENTS OR IN ANY WAY RELATING TO THE HOTEL (INCLUDING, WITHOUT LIMITATION, WITH RESPECT TO ANY ACTION TO RESCIND OR CANCEL THIS ASSIGNMENT, AND WITH RESPECT TO ANY CLAIM

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OR DEFENSE ASSERTING THAT THIS ASSIGNMENT WAS FRAUDULENTLY INDUCED OR IS
OTHERWISE VOID OR VOIDABLE). THIS WAIVER OF JURY TRIAL IS A MATERIAL INDUCEMENT FOR LENDER TO ACCEPT THIS ASSIGNMENT.

     20. Borrower and Lender agree to cooperate in good faith to bifurcate any of the Assigned Contracts that relate to a property other than the Hotel.

     21. Replacement. This Assignment is in substitution and replacement of the Assignment of Management Agreement and Subordination of Management Fees dated August 3, 1998 made by Borrower in favor of Lender and acknowledged and consented to by Agent.

                               [REMAINDER OF THIS PAGE LEFT BLANK INTENTIONALLY]




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        IN WITNESS WHEREOF Borrower and Agent have executed this Assignment as of the date and year first written above.

                                       BORROWER:

                                       POSADAS DE PUERTO RICO ASSOCIATES,
                                       INCORPORATED, a Delaware corporation

                                       By: /s/ Larry M. Vitale
                                       -----------------------------------------
                                           Larry M. Vitale
                                           Vice President


                                       AGENT:

                                       WILLIAMS HOSPITALITY GROUP INC.,
                                       a Delaware corporation

                                       By: /s/ Larry M. Vitale
                                       -----------------------------------------
                                           Larry M. Vitale
                                           Vice President



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STATE OF TEXAS              )
                            ) ss.
COUNTY OF DALLAS            )

        The foregoing instrument was acknowledged before me this 29 day of Jan., 1999, by Larry M. Vitale, as Vice President of POSADAS DE PUERTO RICO ASSOCIATES, INCORPORATED, a Delaware corporation, on behalf of the corporation. He is personally known to me or has produced _______________________________ as identification.



                                              /s/ Beverly Ann Houston
                                             -----------------------------------
                                              Notary Public

My commission expires:

----------------------



STATE OF TEXAS                  )
                                ) ss.
COUNTY OF DALLAS                )

        The foregoing instrument was acknowledged before me this 29 day of Jan., 1999, by Larry M. Vitale, as Vice President of WILLIAMS HOSPITALITY GROUP, INC., a Delaware corporation, on behalf of the corporation. He is personally known to me or has produced _______________________________ as identification.



                                               /s/ Beverly Ann Houston
                                               ---------------------------------
                                               Notary Public

My commission expires:

----------------------



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